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                                   SUPPLEMENT
                                DATED MAY 1, 2008
                           TO THE CURRENTLY EFFECTIVE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                            EACH DATED MARCH 1, 2008
         FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY THE "PROSPECTUSES")

THE PROSPECTUSES REFERENCED ABOVE ARE REVISED AS FOLLOWS:

Effective December 31, 2008, Eric Stromquist will be withdrawing from the Wellington Management Company, LLP partnership. Accordingly the following changes have been made to the Prospectuses.

HARTFORD GLOBAL TECHNOLOGY FUND

Effective December 31, 2008, Eric Stromquist will no longer be involved in portfolio management and securities analysis for The Hartford Global Technology Fund (the "Fund"). The Fund will continue to be managed by a team of global industry analysts and the information related to Mr. Stromquist in the section entitled "Management of the Funds - Global Technology Fund," is deleted as of the effective date.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.
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                                   SUPPLEMENT
                                DATED MAY 1, 2008
         TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                          FOR THE HARTFORD MUTUAL FUNDS
                               DATED MARCH 1, 2008

THE SAI IS REVISED AS FOLLOWS EFFECTIVE MAY 1, 2008:

THE HARTFORD GLOBAL TECHNOLOGY FUND

It is expected that Eric Stromquist will be retiring from Wellington effective December 31, 2008. Accordingly, Eric Stromquist, will no longer be involved in the portfolio management and securities analysis for The Hartford Global Technology Fund after that time. Accordingly, all references to Mr. Stromquist in the SAI are deleted as of the effective date.

      THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.